                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                   AMENDMENT 2

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2001


                              SENTRY BUILDERS CORP.
             (Exact name of Registrant as specified in its charter)

                                     0-30974
                             Commission File Number

            Delaware                                            11-2159633
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

         38 Hartman Hill Road                                     11743
         Huntington, New York                                   (Zip Code)
(Address of principal executive offices)

                  Registrant's telephone number: (631)367-7450

                        --------------------------------

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2001, Sentry Builder Corp. (the "Company" or "Sentry") acquired 100% of the issued and outstanding stock (50 shares) of Route 537 Realty, Inc. ("Route 537"), a New York corporation. The acquisition occurred pursuant to the terms of a Purchase Agreement made and entered into as of June 30, 2001 by and between Richard Melius (sole shareholder of Route 537) and Sentry Builders Corp. Pursuant to the terms of the Purchase Agreement, the Company acquired 100% of Route 537 (50 shares) in exchange for 3,000,000 shares of Sentry. Upon completion of the transaction, Route 537 Realty, Inc. became a wholly-owned subsidiary of Sentry. Richard Melius is the President and CEO of both companies.

Route 537 Realty, Inc. owns a motel and restaurant in Wrightstown, New Jersey, appraised at $1.5 million. The premises are mortgage free.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquisition. The financial statements required by this Item 7(a) are filed on pages F1-F21 of this report.

         (c) Exhibits (previously submitted)

          Exhibit Number   Description
          --------------   -----------

                99.1 Purchase Agreement dated June 30, 2001 by and between Richard Melius and Sentry Builders Corp.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SENTRY BUILDERS CORP.
                                       (Registrant)



Date: September 25, 2001               By /s/ Richard Melius
                                          --------------------------------------
                                          Richard Melius
                                          President and CEO

                 ROUTE 537 REALTY GROUP
         FINANCIAL STATEMENTS DECEMBER 31, 1999
                    TABLE OF CONTENTS


Independent Auditor's Report                                           F-2

FINANCIAL STATEMENTS

Balance Sheet - ASSETS                                                 F-3

Balance Sheet - LIABILITIES AND STOCKHOLDERS' EQUITY                   F-4

Statement of Income                                                    F-5

Statement of Cash Flows                                                F-6

Statement of Stockholders' Equity                                      F-7

Notes to Financial Statements                                          F-8

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
ROUTE 537 REALTY, CORP.
38 Hartman Hills Road
Huntingdon, NY  11743

We have audited the accompanying balance sheet of Route 537 Realty, Corp. as of December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and GOVERNMENT AUDITING STANDARDS, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Route 537 Realty, Corp. as of December 31, 1999 and the results of its operations and its cash flows and its (analysis of net worth/changes in stockholders' equity) for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                                          ------------------
                                                           F. X. Duffy & Co.


July 23, 2000

                             ROUTE 537 REALTY, CORP.

                                  BALANCE SHEET

                             AS OF DECEMBER 31, 1999



                                     ASSETS

TOTAL CURRENT ASSETS                                                  $      0


OTHER ASSETS:

Mortgage Receivable                                 760,942
                                                    -------

TOTAL OTHER ASSETS                                                     760,942
                                                                      --------


TOTAL ASSETS                                                          $760,942
                                                                      ========







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                                  BALANCE SHEET

                             AS OF DECEMBER 31, 1999

                      LIABILITIES AND STOCKHOLDERS' EQUITY


TOTAL CURRENT LIABILITIES                                           $        0

LONG TERM LIABILITIES:

Loan from shareholder                                  1,123,250
                                                       ---------

TOTAL LONG TERM LIABILITIES                                           1,123,250
                                                                     ----------


TOTAL LIABILITIES                                                     1,123,250


STOCKHOLDERS' EQUITY:

Common Stock (Par Value .01(cent))                        50,000
Retained Earnings                                       (412,308)
                                                       ---------

TOTAL STOCKHOLDERS' EQUITY                                             (362,308)
                                                                     ----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $  760,942
                                                                     ==========








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                               STATEMENT OF INCOME

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999


INCOME                                                                 $      0



OPERATING EXPENSES:

Business Tax                                            325
Interest                                             46,710
Legal & Accounting                                      350
                                                     ------

TOTAL OPERATING EXPENSES                                                 47,385
                                                                       --------



NET LOSS                                                               $(47,385)
                                                                       ========









    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                             STATEMENT OF CASH FLOWS

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
        Net Loss                                                      $(47,385)

        NET CASH USED BY OPERATING ACTIVITIES                          (47,385)
                                                                      --------

CASH FLOWS FROM INVESTING ACTIVITIES:

        Net Cash Provided by Shareholder                                73,906
                                                                      --------

        NET CASH PROVIDED BY INVESTING ACTIVITIES                       73,906
                                                                      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
        Principal Payments                                             (26,521)
                                                                      --------

        NET CASH USED BY FINANCING                                     (26,521)
                                                                      --------


NET DECREASE IN CASH                                                         0


CASH AT THE BEGINNING OF PERIOD                                              0
                                                                      --------


        CASH AT THE END OF PERIOD                                     $      0
                                                                      ========






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                        STATEMENT OF STOCKHOLDERS' EQUITY

               FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 1999


                           Common Stock
                           (50 Shares)       Accumulated
                            Par Value         Earnings            Total
                           ------------      -----------        ---------

Opening Balance
(12/31/1998)                $  50,000         $(364,923)        $(314,923)

Net Loss
(1/1/99 to 12/31/99)                            (47,385)          (47,385)
                            ----------         ---------         ---------

Balance At
(12/31/99)                  $  50,000         $(412,308)        $(362,308)
                            =========         =========         =========







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                          NOTES TO FINANCIAL STATEMENT

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

1. NATURE OF BUSINESS

Route 537 Realty, Corp. (The "Company") is currently an inactive corporation with no business activity. The Company was incorporated in the State of New York on March 24, 1989. The Company operated as a real estate company until the sale of its real assets in 1994.

                             ROUTE 537 REALTY CORP.
                     FINANCIAL STATEMENTS DECEMBER 31, 2000


                                TABLE OF CONTENTS

Independent Auditor's Report                                            F-10


FINANCIAL STATEMENTS

Balance Sheet - ASSETS                                                  F-11

Balance Sheet - LIABILITIES AND STOCKHOLDERS' EQUITY                    F-12

Statement of Income                                                     F-13

Statement of Cash Flows                                                 F-14

Statement of Stockholders' Equity                                       F-15

Notes to Financial Statements                                           F-16

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
ROUTE 537 REALTY, CORP.
38 Hartman Hills Road
Huntingdon, NY  11743

We have audited the accompanying balance sheet of Route 537 Realty, Corp. as of December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and GOVERNMENT AUDITING STANDARDS, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Route 537 Realty, Corp. as of December 31, 2000 and the results of its operations and its cash flows and its (analysis of net worth/changes in stockholders' equity) for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                                        ------------------
                                                         F. X. Duffy & Co.


February 28, 2001

                             ROUTE 537 REALTY, CORP.

                                  BALANCE SHEET

                             AS OF DECEMBER 31, 2000



                                     ASSETS

TOTAL CURRENT ASSETS                                                $        0

FIXED ASSETS:

Land                                              785,000
Building & Improvements                           615,000
                                                ---------

TOTAL FIXED ASSETS                                                    1,400,000
                                                                    ----------

OTHER ASSETS:

Mortgage Receivable                                     0
                                               ----------

TOTAL OTHER ASSETS                                                           0
                                                                    ----------


TOTAL ASSETS                                                        $1,400,000
                                                                    ==========









    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                                  BALANCE SHEET

                             AS OF DECEMBER 31, 2000

                      LIABILITIES AND STOCKHOLDERS' EQUITY

TOTAL CURRENT LIABILITIES                                           $        0


LONG TERM LIABILITIES:

Loan from shareholder                                1,762,308
                                                     ---------

TOTAL LONG TERM LIABILITIES                                           1,762,308
                                                                    ----------


TOTAL LIABILITIES                                                    1,762,308


STOCKHOLDERS' EQUITY:

Common Stock (Par Value .01(cent))                      50,000
Retained Earnings                                     (412,308)
                                                     ---------

TOTAL STOCKHOLDERS' EQUITY                                            (362,308)
                                                                    ----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $1,400,000
                                                                    ==========








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                               STATEMENT OF INCOME

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000



INCOME                                                              $     0


TOTAL OPERATING EXPENSES                                                  0
                                                                    -------


NET PROFIT/LOSS                                                     $     0
                                                                    =======










    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                             STATEMENT OF CASH FLOWS

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
        Net Loss                                                     $        0

        NET CASH USED BY OPERATING ACTIVITIES                                 0
                                                                     ----------

CASH FLOWS FROM INVESTING ACTIVITIES:

        NET CASH PROVIDED BY INVESTING ACTIVITIES                             0
                                                                     ----------

CASH FLOWS FROM FINANCING ACTIVITIES:

        NET CASH USED BY FINANCING                                            0
                                                                     ----------


NET DECREASE IN CASH                                                          0


CASH AT THE BEGINNING OF PERIOD                                               0
                                                                     ----------


        CASH AT THE END OF PERIOD                                    $        0
                                                                     ==========








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                        STATEMENT OF STOCKHOLDERS' EQUITY

               FOR THE PERIOD JANUARY 1, 2000 TO DECEMBER 31, 2000

                           Common Stock
                            (50 Shares)     Accumulated
                             Par Value        Earnings           Total
                           ------------      ----------        ----------

Opening Balance
(12/31/1999)                $  50,000        $(412,308)        $(362,308)


Net Loss
(1/1/00 to 12/31/00)                                 0                 0
                            ----------        ---------        ----------



Balance At
(12/31/00)                  $  50,000        $(412,308)        $(362,308)
                            =========        =========         =========








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            ROUTE 537 REALTY, CORP.

                          NOTES TO FINANCIAL STATEMENT

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000

1. NATURE OF BUSINESS

Route 537 Realty, Corp. (The "Company") is currently an inactive corporation with no business activity. The Company was incorporated in the State of New York on March 24, 1989. The Company operated as a real estate company until the sale of its real assets in 1994.

2. REAL ASSET REACQUISTION

There was an exchange of debt between the shareholder and the corporation. The shareholder, not the corporation, was principal of the foreclosures. Once the shareholder secured possession of the real asset another exchange of debt between the shareholder and the corporation took place. A fair market value of the real estate was used. Later in the fiscal period significant improvements were made to the asset; the costs of improvement were financed solely by the shareholder.

                             ROUTE 537 REALTY CORP.
                       FINANCIAL STATEMENTS MARCH 31, 2001


                                TABLE OF CONTENTS

Accountant's Report                                                   F-18


FINANCIAL STATEMENTS

Balance Sheet - ASSETS                                                F-19

Balance Sheet - LIABILITIES AND STOCKHOLDERS' EQUITY                  F-20

Notes to Financial Statements                                         F-21

                               ACCOUNTANT'S REPORT


Board of Directors
ROUTE 537 REALTY, CORP.
38 Hartman Hills Road
Huntingdon, NY  11743

We have compiled the accompanying balance sheet of Route 537 Realty, Corp. as of March 31, 2001 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly do not express an opinion or any other form of assurance on them. However, we did become aware of a departure from generally accepted accounting principles that is described in the following paragraph.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and changes in financial position. Accordingly, these financial statements are not designed for those who are not informed about such matters.



                                                          ------------------
                                                           F. X. Duffy & Co.




September 10, 2001

                             ROUTE 537 REALTY, CORP.

                                  BALANCE SHEET

                              AS OF MARCH 31, 2001


                                     ASSETS

TOTAL CURRENT ASSETS                                               $        0

FIXED ASSETS:

Land                                              785,000
Building & Improvements                           615,000
                                                  -------

TOTAL FIXED ASSETS                                                   1,400,000
                                                                    ----------

OTHER ASSETS:

Mortgage Receivable                                     0
                                                  -------

TOTAL OTHER ASSETS                                                           0
                                                                     ---------

TOTAL ASSETS                                                        $1,400,000
                                                                    ==========






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                                  BALANCE SHEET

                              AS OF MARCH 31, 2001

                      LIABILITIES AND STOCKHOLDERS' EQUITY



TOTAL CURRENT LIABILITIES                                            $        0


LONG TERM LIABILITIES:

Loan from shareholder                               1,762,308
                                                    ---------

TOTAL LONG TERM LIABILITIES                                           1,762,308
                                                                     ----------


TOTAL LIABILITIES                                                     1,762,308


STOCKHOLDERS' EQUITY:

Common Stock (Par Value .01(cent))                     50,000
Retained Earnings                                    (412,308)
                                                    ---------

TOTAL STOCKHOLDERS' EQUITY                                             (362,308)
                                                                     ----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $1,400,000
                                                                     ==========








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                          NOTES TO FINANCIAL STATEMENT

                    FOR THE THREE MONTHS ENDED MARCH 31, 2001

1. NATURE OF BUSINESS

Route 537 Realty, Corp. (The "Company") is currently an inactive corporation with no business activity. The Company was incorporated in the State of New York on March 24, 1989. The Company operated as a real estate company until the sale of its real assets in 1994.